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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

May 8, 1996                                        Commission File Number 33-128

                               SYNERGY MEDIA, INC.
                      (formerly named Sierra Solids, Inc.)
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   Nevada                                87-0443269
  ----------------------------------------     ---------------------------------
       (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)              Identification Number)


             260 Regency Parkway, Suite 220, Omaha, Nebraska      68114
             ----------------------------------------------------------
              (Address of principal executive offices)     (ZIP Code)

                 Registrant's telephone number, including area code:
                                   (402) 343-0191



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     The Registrant, Registrant's wholly-owned subsidiary, Communications Systems Group, Inc., an Arizona corporation ("Group"), and CSG Wireless, Inc., an Arizona corporation ("CSG"), concluded an agreement and plan of reorganization on April 25, 1996 (the "Closing Date"), pursuant to which Group merged with and into CSG (the "Merger"). The Merger will become effective when articles of merger are filed with the Secretary of State of the State of Arizona (the "Effective Time"). At the Effective Time, CSG shall become the surviving corporation and Group shall cease to exist. As consideration for the Merger, the shareholders of Group shall receive, as of the Effective Time, 350 shares of Registrant's common stock for each share of Group's common stock issued and outstanding. The total number of shares issued in connection with the Merger shall be 700,000 shares of Registrant's common stock. In addition, the shareholders of Group shall receive cash consideration in the aggregate amount of $204,000 of which $100,000 is payable on the Closing Date and the balance payable on October 25, 1996 (as evidenced by a note therefor). Such note bears interest at a rate 8.25% per annum and is secured by all of the tangible and intangible assets of CSG.

ITEM 5.   OTHER EVENTS.

     The Registrant has changed its name to Synergy Media, Inc. The effective date of such change of name is April 22, 1996.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impracticable as of the date of this report to provide any of the required financial statements for the acquired business described at Item 2 hereof. The Registrant shall file such financial statements as soon as practicable, but in no event later than June 24, 1996.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     It is impracticable as of the date of this report to provide any of the required pro forma financial information for the acquired business described at Item 2 hereof. The Registrant shall file such financial information concurrent with the filing of the financial statements referred to in Item 7(a) hereof.

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     (C)  EXHIBITS.



  Exhibit
  Number                             Description
  -------                            -----------
   2.01 Agreement and Plan of Reorganization between Sierra Solids, Inc., n/k/a Synergy Media, Inc., CSG Wireless, Inc. and Communications Systems Group, Inc., dated as of April 25, 1996

  10.01 Employment Agreement by and between Kenneth McLeod and CSG Wireless, Inc., dated April 25, 1996 (appearing as Exhibit 5.3(g) to Exhibit
            2.01 of this Current Report)


                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNERGY MEDIA, INC.


                                        By: /s/ Edward J.  Jarzobski
                                            -----------------------------
                                               Edward J.  Jarzobski
                                                  Vice President

Date: May 8, 1996



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                                  INDEX TO EXHIBITS




Exhibit
Number                     Description                                      Page
- -------                    -----------                                      ----
2.01      Agreement and Plan of Reorganization between Sierra
          Solids, Inc., n/k/a Synergy Media, Inc., CSG Wireless, Inc. and
          Communications Systems Group, Inc., dated as of April 25, 1996      5

10.01     Employment Agreement by and between Kenneth McLeod and CSG
          Wireless, Inc., dated April 25, 1996                                *


*Appearing as Exhibit 5.3(g) to Exhibit 2.01 of this Current Report